Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS


        We consent to the use in this Registration Statement on Form S-3 of our report dated March 7, 1997, relating to the consolidated financial statements of Natural Health Trends Corp. and the reference to our firm under the caption "Experts" in this Registration Statement.



                                                   FELDMAN RADIN & CO., P.C.
                                                   Certified Public Accountants

New York, New York
September 18, 1997